UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 1, 2004

Administaff, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13998 (Commission File Number)	76-0479645 (I.R.S. Employer Identification No.)

19001 Crescent Springs Drive
Kingwood, Texas 77339
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 358-8986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On November 1, 2004, Administaff, Inc. issued a press release announcing the company’s financial and operating results for the quarter and nine months ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

99.1 — Press release issued by Administaff, Inc. on November 1, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADMINISTAFF, INC.
By:	/s/ John H. Spurgin, II
John H. Spurgin, II
Sr. Vice President, Legal, General Counsel and Secretary

Date: November 1, 2004

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EXHIBIT INDEX

Exhibit
No.	Description
99.1 —	Press release issued by Administaff, Inc. on November 1, 2004.

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